TAXES ON INCOME (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
U.S. net operating loss carryforward	$ 23,058	$ 23,067
Israeli net operating loss carryforward	9,214	8,692
Other reserve and allowances	498	479
Total deferred tax assets	32,770	32,238
Valuation allowance	(32,770)	(32,238)
Net deferred tax assets	$ 0	$ 0